SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2001

UDATE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-32497	33-0835561

(Commission File Number)	(I.R.S. Employer Identification No.)

NEW ENTERPRISE HOUSE, ST. HELENS STREET, DERBY, ENGLAND	DE1 3GY

(Address of Principal Executive Offices)	(Zip Code)

(877) 815-2955

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On October 26, 2001, uDate.com, Inc. announced its projected financial results and its expected growth of its subscriber base for the quarter ended December 31, 2001 and the fiscal years ended December 31, 2002 and 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit No	Description

99.1	Press release dated October 26, 2001.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC.

Date: October 29, 2001	By: /s/ Martin Clifford

Martin Clifford Executive Vice President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No	Description

99.1	Press release dated October 26, 2001.

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